Personnel expenses	12 Months Ended
Dec. 31, 2022
Personnel expenses
Personnel expenses

8. Personnel expenses

EURm	2022	2021	2020
Salaries and wages(1)	6 439	6 191	6 055
Pension and other post-employment benefit expense, net	434	406	362
Share-based payment expense	149	118	76
Social security costs	881	826	817
Total	7 903	7 541	7 310

(1) Includes termination benefits.

The average number of employees is 86 896 (87 927 in 2021 and 92 039 in 2020).